                                                                    EXHIBIT 3.65

[LOGO] INDUSTRY CANADA          Industrie Canada

CERTIFICATE                                     CERTIFICAT
OF DISCONTINUANCE                               DE CHANGEMENT DE REGIME

CANADA BUSINESS                                 LOI CANADIENNE SUR
CORPORATIONS ACT                                LES SOCIETES PAR ACTIONS

U-HAUL CO. (CANADA) LTD.

U-HAUL CO. (CANADA) LTEE                                            119351-1

Name of corporation-Denomination                      Corporation number-Numero de la societe
  de la societe

I hereby certify that the above-named corporation    Je certifie que la societe susmentionnee:

a) was discontinued under section 188 of the   [X]   a) a change de regime en vertu de l'article 188 de
   Canada Business Corporations Act and                 la Loi canadienne sur les societes par actions et
   continued under the laws of another                  a ete prorogee sous le regime d'une autre
   jurisdiction as specified in the attached            autorite legislative, laquelle est mentionnee
   notice;                                              dans l'avis ci-joint;

b) was discontinued under section 188 of the         b) a change de regime en vertu de l'article 188 de
   Canada Business Corporations Act and                 la Loi canadienne sur les societes par actions et
   continued under the                                  a ete prorogee sous le regime de la:
     i) Bank Act,                              [ ]           i) Loi sur les banques,
    ii) Canada Cooperative Associations        [ ]          ii) Loi sur les associations cooperatives du
        Act,                                                    Canada,
   iii) Insurance Companies Act , or           [ ]         iii) Loi sur les societes d'assurances,
    iv) Trust and Loans Companies Act,         [ ]           v) Loi sur les societes de fiducie et de pret,
   as specified in the attached notice; or                 laquelle est mentionnee dans l'avis ci-joint;

c) was amalgamated pursuant to the                   c) a ete fusionnee en vertu des dispositions de la
   provisions of the
     i) Bank Act,                              [ ]           i) Loi sur les banques,
    ii) Canada Cooperative Associations        [ ]          ii) Loi sur les associations cooperatives du
        Act,                                                     Canada,
   iii) Cooperative Credit Associations        [ ]         iii) Loi sur les associations cooperatives de
        Act,                                                     credit,
    iv) Insurance Companies Act, or            [ ]          iv) Loi sur les societes d'assurances,
     v) Trust and Loans Companies Act.         [ ]           v) Loi sur les societes de fiducie et de pret.
   as specified in the attached notice.                    laquelle est mentionnee dans l'avis ci-joint.

/s/ [ILLEGIBLE]
--------------------                   MAY 8, 2001/LE 8 MAI 2001
Director - Directeur       Date of Discontinuance - Date du changement de regime


[CANADA LOGO]
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   Form 6
  Business
Corporations
    Act

  Formule
  numero 6
 Loi sur les
 compagnies

                             ARTICLES OF CONTINUANCE
                              STATUTS DE PROROGATION

1. The name of the corporation is:     Denomination sociale de la compagnie:
--------------------------------------------------------------------------------
U - H A U L  C O. ( C A N A D A )    L T D. U - H A U
--------------------------------------------------------------------------------
L  C O. ( C A N A D A )  L T E E
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. The corporation is to be              Nouvelle denomination sociale de
   continued under the name              la compagnie (si elle different de
   (if different from 1):                celle inscrite ci-dessus):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Name of jurisdiction the corporation      Nom de l'etat que quitte la
   is leaving:                               compagnie:

       FEDERAL (CANADA)
--------------------------------------------------------------------------------
                     (Name of jurisdiction) (Nom de l'etat)

4. Date of incorporation/amalgamation:      Date de la constitution ou de la
                                            fusion:
       23 SEPTEMBER 1981
--------------------------------------------------------------------------------
                     (Day, Month, Year) (jour, mois, annee)

5. The address of the registered office is:          Addresse du siege social:

       40 KING STREET WEST, SUITE 6200
--------------------------------------------------------------------------------
   (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
              (Rue et numero, ou numero de la R.R. et, s'il s'agit
                      edifice a bureaux, numero du bureau)

       TORONTO                                            M 5 H 3 Z 7
--------------------------------------------------------------------------------
      (Name of Municipality or Post Office)         (Postal Code/Code postal)
  (Nom de la municipalite ou du bureau de poste)

 DYE & DURHAM
FORM 6 (B.C.A.)
    01/99
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                                                                              2.

6.   Number (or minimum and maximum number) of directors is:

     Nombre (ou nombres minimal et maximal) d'administrateurs:

     MINIMUM ONE (1); MAXIMUM TEN (10)

7.   The director(s) is/are:

     Administrateur(s):

                                                                                                Resident
                                                                                                Canadian
                                      Address for service, giving Street & No. or R.R.No.,      State
                                      Municipality and Postal Code                              Yes or No
                                      Domicile elu, y compris la rue et le numero, le numero    Resident
First name, initials and surname      de la R.R. ou le nom de la municipalite et le code        Canadien
Prenom, initiales et nom de famille   postal                                                    Oui/Non
-----------------------------------   ------------------------------------------------------    --------
KATHLEEN HARRISON                     P.O.  BOX 9950                                               YES
                                      STONEY CREEK,  ONTARIO,  L8G 4P1

CLAUDE BOUCHER                        P.O.  BOX 9950                                               YES
                                      STONEY CREEK,  ONTARIO,  L8G 4P1

JOHN M.  DODDS                        2721 NORTH CENTRAL AVE.                                      NO
                                      PHOENIX, ARIZONA 85004

8. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise:

     Limites, s'il y a lieu, imposees aux activites commerciales ou aux pouvoirs de la compagnie:

NONE

                                                                              3.

9. The classes and any maximum number of shares that the corporation is authorized to issue:

     Categories et nombre maximal, s'il y a lieu, d'actions que la compagnie est autorisee a emettre:

          THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF COMMON SHARES

                                                                              4.

10. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

     Droits, privileges, restrictions et conditions, s'il y a lieu, rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categorie d'actions qui peut etre emise en serie:

N/A

                                                                              5.

11. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

     L'emission, le transfert ou la propriete d'actions est/n'est pas restreinte. Les restrictions, s'il y a lieu, sont les suivantes:

NO SHARE OR SHARES IN THE CAPITAL OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE CONSENT OF THE DIRECTORS OF THE CORPORATION EXPRESSED BY A RESOLUTION PASSED AT A MEETING OF THE BOARD OF DIRECTORS OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING SIGNED BY THE DIRECTORS.

                                                                              6.

12.  Other provisions, (if any):

     Autres dispositions, s'il y a lieu:

LIMITATION ON NUMBER OF SHAREHOLDERS

THE NUMBER OF SHAREHOLDERS OF THE CORPORATION, EXCLUSIVE OF PERSONS WHO ARE IN ITS EMPLOYMENT AND EXCLUSIVE OF PERSONS WHO, HAVING BEEN FORMERLY IN THE EMPLOYMENT OF THE CORPORATION, WERE, WHILE IN THAT EMPLOYMENT, AND HAVE CONTINUED AFTER THE TERMINATION OF THAT EMPLOYMENT TO BE, SHAREHOLDERS OF THE CORPORATION, IS LIMITED TO 50, TWO OR MORE PERSONS WHO ARE THE JOINT REGISTERED OWNERS OF ONE OR MORE SHARES BEING COUNTED AS ONE SHAREHOLDER.

NO PUBLIC DISTRIBUTION

ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR SECURITIES OF THE CORPORATION IS PROHIBITED.

                                                                              7.

13. The corporation has complied with subsection 180(3) of the Business Corporations Act.

     La compagnie s'est conformee aux dispositions du paragraphe 180(3) de la Loi sur les compagnies.

14. The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction in which the corporation was incorporated/amalgamated or previously continued on

     Le prorogation de la compagnie en vertu des lois de la province de I'Ontario a ete dument autorisee en vertu des lois de I'autorite legislative sous le regime de laquelle la compagnie a ete constituee ou prorogee le

                                  25 APRIL 2001

                                (Day, Month, Year)
                                (jour, mois, annee)

15. The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated thereunder.

     La prorogation de la compagnie en vertu de la Loi sur les compagnies a le meme effet que si la compagnie avait ete constituee en vertu de cette Loi.

     These articles are signed in duplicate.

     Les presents statuts sont signes en double exemplaire.

                                       U-HAUL CO. (CANADA) LTD.

                                       U-HAUL CO.   (CANADA)  LTEE
                                       -------------------------------------
                                              (Name of Corporation)
                                       (Denomination sociale de la compagnie)

                                By/Par:/s/ [ILLEGIBLE]   Secretary
                                       ----------------------------------------
                                       (Signature)       (Description of Office)
                                       (Signature)             (Fonction)